Exhibit 10.1.4.6

AMENDMENT TO THE
CONSOLIDATED EDISON
RETIREMENT PLAN

Amending the Retirement Plan to
Allow Certain Employees to Elect to Recommence Active Participation in the Retirement Plan
Effective August 1, 2019

Exhibit 10.1.4.6

Whereas, pursuant to Article X, Amendment, Merger, and Termination, Section 10.01, Amendment of the Plan, the Board of Directors and the Board of Trustees have the authority to amend in whole or in part any or all of the provisions of the Consolidated Edison Retirement Plan (the “Retirement Plan”); and
Whereas, on July 18, 2019, the Board of Directors and Board of Trustees resolved amending the Retirement Plan, effective August 1, 2019, to allow, beginning August 1, 2019, and up to and ending on October 31, 2019, certain actively employed employees who previously elected to transfer out of the Retirement Plan and into the Defined Contribution Pension Formula in the Consolidated Edison Thrift Savings Plan, to elect to transfer back into the Retirement Plan; and

Whereas, pursuant to the July 18, 2019 resolutions, the Vice President - Human Resources (an "Authorized Officer") is authorized to execute the specified amendments to the Retirement Plan in such form as the Authorized Officer may approve, her execution to be evidence conclusively of her approval thereof.

Now, therefore, the Retirement Plan is amended as set forth below:

Exhibit 10.1.4.6

Amendment Number 1
The Title Page to the Retirement Plan is amended by adding at the end of the Amendment List the following:

Amended, effective as of August 1, 2019, to Take Into Account Changes Approved by the Boards for Certain Employees who Previously Elected out of the Retirement Plan.

Amendment Number 2
The Introduction is amended, to add at the end of that Section:

Additionally, effective as of August 1, 2019, the Retirement Plan was amended to allow, beginning August 1, 2019, and up to and ending on October 31, 2019, certain Local 1-2 Employees, Local 3 Employees, O&R Hourly Employees, and Management Employees who previously elected to transfer out of the Retirement Plan and into the Defined Contribution Pension Formula in the Consolidated Edison Thrift Savings Plan, to elect to transfer back into the Retirement Plan, with such transfer to be effective January 1, 2020.

Amendment Number 3
Article II, Participation, Section 2.04, Pension Choice for Participant Who is a Member of Local 503 or Local 3, is amended, by adding a new Section 2.04(i):
i.     Effective August 1, 2019, each actively employed member of Local 3 who was hired by CECONY between January 1, 2010 and June 29, 2013 and each actively employed member of Local 503 who was hired by O&R between January 1, 2010 and June 1, 2014

Exhibit 10.1.4.6

who made an election in accordance with Section 2.04(a) to transfer out of the Retirement Plan and into the Defined Contribution Pension Formula of the Thrift Savings Plan will be given a one-time opportunity to make an irrevocable election to transfer back into the Retirement Plan and out of the Defined Contribution Pension Formula of the Thrift Savings Plan, as follows:

(1)
The period during which the irrevocable election under this Section 2.04(i) may be made will begin August 1, 2019, and will end on October 31, 2019. Each eligible Local 3 and Local 503 member may make his or her election at any time during this election period.

(2)
If an otherwise eligible Local 3 or Local 503 member makes and properly submits an election to transfer out of the Defined Contribution Pension Formula and back into the Retirement Plan, his or her active participation in the Retirement Plan will recommence for periods of eligible employment on and after January 1, 2020; accordingly, the receipt of compensation credits in accordance with the terms of the Retirement Plan to his or her Cash Balance Pension benefit in the Retirement Plan will recommence prospectively effective January 1, 2020 and quarterly interest credits will continue to be credited on his or her Cash Balance Pension benefit until the date that he or she begins distribution of his or her Cash Balance Pension benefit from the Retirement Plan.

(3)
The election under this Section 2.04(i) by an eligible Local 3 or Local 503 member to transfer into the Retirement Plan is irrevocable and remains in effect for as long as he or she is an Employee, Eligible Employee, or providing services to CEI or any Affiliate. A new election is not available if the Local 3 or Local 503

Exhibit 10.1.4.6

member is rehired or reinstated following any break in service or termination of employment.

(4)
Each eligible Local 3 or Local 503 member who makes and properly submits an election under this Section 2.04(i) to transfer out of the Defined Contribution Pension Formula and back into the Retirement Plan will cease participation in the Defined Contribution Pension Formula on December 31, 2019. His or her account balance in the Thrifts Savings Plan will remain in Thrifts Savings Plan and will not be transferred to the Retirement Plan.

Amendment Number 4
Article II, Participation, Section 2.06, Pension Choice for a CECONY Weekly Employee Who is a Member of Local 1-2 and Covered under the Cash Balance Pension Formula, is amended, by adding a new Section 2.06(j):

j.     Effective August 1, 2019, each CECONY Weekly Employee who is an actively employed member of Local 1-2, hired between July 1, 2012, and June 25, 2016, and who made an election in accordance with Section 2.06(b) to transfer out of the Retirement Plan and into the Defined Contribution Pension Formula of the Thrift Savings Plan will be given a one-time opportunity to make an irrevocable election to transfer back into the Retirement Plan and out of the Defined Contribution Pension Formula of the Thrift Savings Plan, as follows:

(1)
The election period during which the irrevocable election under this Section 2.06(j) may be made will begin August 1, 2019, and will end on October 31, 2019. Each eligible Local 1-2 member may make his or her election at any time during this election period.

(2)	If an otherwise eligible Local 1-2 member makes and properly submits an election to transfer out of the Defined Contribution

Exhibit 10.1.4.6

Pension Formula and back into the Retirement Plan, his or her active participation in the Retirement Plan will recommence for periods of eligible employment on and after January 1, 2020; accordingly, the receipt of compensation credits in accordance with the terms of the Retirement Plan to his or her Cash Balance Pension benefit in the Retirement Plan will recommence prospectively effective January 1, 2020 and quarterly interest credits will continue to be credited on his or her Cash Balance Pension benefit until the date that he or she begins distribution of his or her Cash Balance Pension benefit from the Retirement Plan.

(3)
The election under this Section 2.06(j) by an eligible Local 1-2 member to transfer into the Retirement Plan is irrevocable and remains in effect for as long as he or she is an Employee, Eligible Employee, or providing services to CEI or any Affiliate. A new election is not available if the Management CEI Participant is rehired or reinstated following any break in service or termination of employment.

(4)
Each eligible Local 1-2 member who makes and properly submits an election to transfer out of the Defined Contribution Pension Formula and back into the Retirement Plan will cease participation in the Defined Contribution Pension Formula on December 31, 2019. His or her account balance in the Thrifts Savings Plan will remain in Thrifts Savings Plan and will not be transferred to the Retirement Plan.

Exhibit 10.1.4.6

Amendment Number 5
Article II, Participation, Section 2.08, Pension Choice for CEI Participant Who is A CECONY or O&R Management Employee Covered under the Cash Balance Pension Formula, is amended, by adding a new Section 2.08(i):

i.    Effective August 1, 2019, each actively employed Management CEI Participant who made an election in accordance with Section 2.08(b) to transfer out of the Retirement Plan and into the Defined Contribution Pension Formula of the Thrift Savings Plan will be given a one-time opportunity to make an irrevocable election to transfer back into the Retirement Plan and out of the Defined Contribution Pension Formula of the Thrift Savings Plan.

(1)
The election period during which the irrevocable election under this Section 2.08(i) for a Management CEI Participant will begin August 1, 2019, and will end on October 31, 2019. Each Management CEI Participant may make her or his election at any time during this election period.

(2)
If an otherwise eligible Management CEI Participant makes and properly submits an election to transfer out of the Defined Contribution Pension Formula and back into the Retirement Plan, his or her active participation in the Retirement Plan will recommence for periods of eligible employment on and after January 1, 2020; accordingly, the receipt of compensation credits in accordance with the terms of the Retirement Plan to his or her Cash Balance Pension benefit in the Retirement Plan will recommence prospectively effective January 1, 2020 and quarterly interest credits will continue to be credited on his or her Cash Balance Pension benefit until the date that he or she begins

Exhibit 10.1.4.6

distribution of his or her Cash Balance Pension benefit from the Retirement Plan.

(3)
The election under this Section 2.08(i) by a Management CEI Participant to transfer into the Retirement Plan is irrevocable and remains in effect for as long as he or she is an Employee, Eligible Employee, or providing services to CEI or any Affiliate. A new election is not available if the Management CEI Participant is rehired or reinstated following any break in service or termination of employment.

(4)
The Management CEI Participant who makes and properly submits an election to transfer out of the Defined Contribution Pension Formula and back into the Retirement Plan will cease participation in the Defined Contribution Pension Formula on December 31, 2019. His or her account balance in the Thrifts Savings Plan will remain in Thrifts Savings Plan and will not be transferred to the Retirement Plan.

Amendment Number 6
Article II, Participation, Section 2.09(a), Pension Choice Irrevocable, is amended to read as follows:

(a)
Each Participant, including without exception, each member of Local 1-2, Local 3, Local 503, a Management CEI Participant, a former actively employed individual, or an individual who is employed by a CEI Affiliate, who makes an election to transfer, or fails to make an election and is defaulted, to the Defined Contribution Pension Formula, does so knowingly and voluntarily, without coercion, or any direct, or indirect influence by the Employer or the Company. Each individual has been given

Exhibit 10.1.4.6

reasonable time and relevant information to make an election. To the full extent permitted, in no event will a court order, arbitration agreement, settlement agreement, judicial order, or agreement of any sort, have the effect of overriding or reversing the decision to transfer out of the Retirement Plan. Subject to the specific provisions set forth in Sections 2.04 through 2.08 and except as otherwise specifically provided in this Plan, the decision to transfer is irrevocable and he or she will no longer be eligible in the future to change the transfer election decision made hereunder.

Amendment Number 6
Article II, Participation, Section 2.09, Pension Choice, is re-numbered as Section 2.10 and amended to read as follows:

As of August 1, 2019, the following chart summarizes which Participant Group has a Pension Choice election and the time period in which such Participant Group may exercise such Pension Choice election. The following chart also summarizes which Participant Group was offered a limited time period in which to change a prior election to transfer out of the Defined Contribution Pension Formula of the Thrift Savings Plan and back into the Retirement Plan and the time period in which such election must be made:

Exhibit 10.1.4.6

	Participant Group	Date Pension Choice Begins	Date Pension Choice Ends

1.	Local 3 – Each Local 3 member hired before June 30, 2013, and covered under the Cash Balance Formula	No later than January 1, 2014	December 31, 2015

2.	Local 3 – Each Local 3 member hired on or after June 30, 2013	Date of hire	60 days after date of hire

3.	Local 503 - Each member of Local 503 hired on or after January 1, 2010, and covered under the Cash Balance formula	January 1, 2015, end	December 31, 2015

4.	Local 1-2 – Each member of Local 1-2, hired between July 1, 2012, and June 25, 2016, and covered under the Cash Balance Pension Formula	No later than January 1, 2017	June 20, 2020

5.	Local 1-2 – Each member of Local 1-2, hired on or after June 25, 2016	Date of hire	60 days after date of hire

6.	CECONY or O&R Management Employees or CEI Affiliate Employees– Each CECONY, O&R management employee or hired on or after January 1, 2001 and covered under the Cash Balance Pension formula	June 1, 2017	December 31, 2021

	Participant Group	Date Period to Undo Transfer Out of Retirement Plan Begins	Date Period to Undo Transfer Out of Retirement Plan Ends

Exhibit 10.1.4.6

7.
Local 3 –
Each Local 3 member hired before June 30, 2013, and covered under the Cash Balance Formula who previously elected to transfer out of the Retirement Plan and into the Defined contribution Pension Formula of the Thrift Savings Plan
	August 1, 2019	October 31, 2019

8.
Local 503 -
Each member of Local 503 hired on or after January 1, 2010, and covered under the Cash Balance formula who previously elected to transfer out of the Retirement Plan and into the Defined contribution Pension Formula of the Thrift Savings Plan
	August 1, 2019	October 31, 2019

9.
Local 1-2 –
Each member of Local 1-2, hired between July 1, 2012, and June 25, 2016, and covered under the Cash Balance Pension Formula who previously elected to transfer out of the Retirement Plan and into the Defined contribution Pension Formula of the Thrift Savings Plan
	August 1, 2019	October 31, 2019

10.
CECONY or O&R Management Employees or CEI Affiliate Employees–
Each CECONY, O&R management employee or hired on or after January 1, 2001 and covered under the Cash Balance Pension formula who previously elected to transfer out of the Retirement Plan and into the Defined contribution Pension Formula of the Thrift Savings Plan
	August 1, 2019	October 31, 2019

Exhibit 10.1.4.6

IN WITNESS WHEREOF, the undersigned has caused this
instrument to be executed effective as of this day of 27th day of
November.

/s/ Nancy Shannon
Nancy Shannon
Vice President of Human Resources of
Consolidated Edison Company of New York, Inc.
And the Plan Administrator of the Retirement Plan